STOCK-BASED COMPENSATION	6 Months Ended
Jun. 30, 2013
STOCK-BASED COMPENSATION [Abstract]
STOCK-BASED COMPENSATION
NOTE 9-STOCK-BASED COMPENSATION

Services performed and other transactions settled in the company's common stock are recorded at the estimated fair value of the stock issued if that value is more readily determinable, than the fair value of the consideration received.

We have stock compensation plans for employees and directors. We recognize the stock-based compensation expense over the requisite service period of the individual grantees, which generally equals the vesting period. All of our stock-based compensation is accounted for as an equity instrument.

-	Number of Shares	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value
Outstanding December 31, 2012	28,691	$0.44	5.0	--
Options granted under the plan	--			--
Options forfeited and expired	--			--
Options exercisable and Outstanding at June 30, 2013	28,691	$0.44	4.5	--

Aggregate intrinsic value is the sum of the amounts by which the quoted market price of our stock exceeded the exercise price of the options at June 30, 2013 for those options for which the quoted market price was in excess of the exercise price ("in-the-money options"). There were no options in the money at June 30, 2013.

As of June 30, 2013, total compensation cost of unvested employee stock options is $312,000.  This cost is expected to be recognized through September 30, 2016. We recorded no income tax benefits for stock-based compensation expense arrangements for the three and six months ended June 30, 2013, as we have cumulative operating losses.